POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and Christopher A. Van Tuyl, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 24, 2014	/s/ C. DAVID BROWN, II
C. David Brown, II

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and Christopher A. Van Tuyl, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 13, 2014	/s/ JOHN E. BUSH
John E. Bush

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and Christopher A. Van Tuyl, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 19, 2014	/s/ MARK E. GAUMOND
Mark E. Gaumond

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and Christopher A. Van Tuyl, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 30, 2014	/s/ RICHARD D. KINCAID
Richard D. Kincaid

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and Christopher A. Van Tuyl, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 17, 2014	/s/ V. LARKIN MARTIN
V. Larkin Martin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and Christopher A. Van Tuyl, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 27, 2014	/s/ JAMES H. MILLER
James H. Miller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and Christopher A. Van Tuyl, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 16, 2014	/s/ THOMAS I. MORGAN
Thomas I. Morgan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and Christopher A. Van Tuyl, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 22, 2014	/s/ DAVID W. OSKIN
David W. Oskin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and Christopher A. Van Tuyl, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 20, 2014	/s/ RONALD TOWNSEND
Ronald Townsend